UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2009 (August 10, 2009)

Maiden Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-34042	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Par-la-Ville Road, Suite 1141, Hamilton	HM 11
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (441) 292-7090

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 10, 2009, Maiden Holdings, Ltd. (the “Company”) issued a press release announcing its results of operations for the second quarter ended June 30, 2009.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is furnished as Exhibit 99.1 to this report.

On August 11, 2009, the Company also issued a press release announcing its quarterly cash dividend of $0.06 per share of common stock payable on October 15, 2009 to shareholders of record as of October 1, 2009.  A copy of the press release is attached as Exhibit 99.2 to this Form 8-K and is furnished as Exhibit 99.2 to this report.

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 11, 2009, the Company also issued a press release announcing (1) the election of John Marshaleck as Chief Financial Officer and (2) the transition of Michael Tait from Chief Financial Officer to Chief Accounting Officer.  A copy of the press release is attached as Exhibit 99.3 to this Form 8-K and is furnished as Exhibit 99.3 to this report.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description
99.1	Press release dated August 10, 2009
99.2	Press release dated August 11, 2009
99.3	Press release dated August 11, 2009

This Current Report on Form 8-K contains "forward-looking statements" which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, accuracy in projecting loss reserves, ability to renew the GMAC RE business, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments, and changes in asset valuations. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company's Annual Statement on Form 10-K for the year ended December 31, 2008. The Company undertakes no obligation to publicly update any forward-looking statements, except as may be required by law.

* * *

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 11, 2009	MAIDEN HOLDINGS, LTD.

	By:	/s/ John Marshaleck
		Name:	John Marshaleck
		Title:	Chief Financial Officer